Principal Components of Company's Deferred Tax Assets (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Net operating loss carry forwards	$ 31,958	$ 26,318
Temporary differences	1,046	925
Research and development credit and carry forwards	2,326	2,214
Total deferred tax assets	35,330	29,457
Less valuation allowance	(35,330)	(29,457)
Net deferred tax assets